Related Party Transactions	12 Months Ended
Mar. 31, 2012
Related Party Transactions [Abstract]
Related Party Transactions

Note 11. Related Party Transactions

Effective July 29, 2011, the Company entered into an Asset Purchase Agreement with Mr. Cerna, our President and CEO and a member of our Board of Directors, and Acqua Ventures, Inc. pursuant to which it acquired the lease to approximately 300 acres of undeveloped land in Gonzales County, Texas for total compensation of 1,800,000 shares of the Company's common stock. Of the total 1,800,000 shares of common stock issued, 1,400,000 shares were issued to Mr. Cerna and 400,000 shares were issued to Acqua Ventures, Inc., an unrelated third party. On the date of the acquisition, the 1,800,000 shares of common stock issued in this transaction had an estimated fair value of $1,818,000 and the 1,400,000 shares of common stock issued to Mr. Cerna had an estimated fair value of $1,414,000.

Effective July 29, 2011, the Company entered into an Asset Purchase Agreement with Mr. Cerna pursuant to which it acquired two leases totaling approximately 120 contiguous acres of land and fourteen wells in Young County, Texas for total compensation of $128,500.

On March 30, 2012, the Company completed the acquisition of Armada Oil and Gas through the Share Exchange Agreement, pursuant to which Mr. David Moss, a member of our Board of Directors, received 4,200,000 shares of the Company's common stock, representing 20.7% of the Company's issued and outstanding shares of common stock at the time of acquisition.